CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the CarMax, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Austin Ligon, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 14, 2003          By: /s/ W. Austin Ligon
                                        W. Austin Ligon
                                        President and
                                        Chief Executive Officer